Hope Andrade
Secretary of State
Corporations Section
P.O. Box 13697
Austin, TX 78711-3697
Office of the Secretary of State

January 03, 2012

Capitol Services Inc
P 0 Box 1831
Austin, TX 78767 USA

RE: DXP ENTERPRISES, INC. File Number: 140852300

It has been our pleasure to file the Certificate of Correction for the referenced entity. Enclosed is the certificate evidencing filing. Payment of the filing fee is acknowledged by this letter.

If we may be of further service at any time, please let us know. Sincerely,

Corporations Section
Business & Public Filings Division
(512) 463-5555

Enclosure
Come visit us on the internet at http://www.sos.state.tx.us/
Fax: (512) 463-5709
TID: 10323
Phone:  (512)463-5555
Prepared by:  Rosa Arrellano
Dial: 7-1-1 for Relay Services
Document: 402877310002

Office of the Secretary of State

CERTIFICATE OF FILING OF

DXP ENTERPRISES,  INC.
140852300

The undersigned, as Secretary of State of Texas, hereby certifies that a Certificate of Correction relating to an instrument that has been filed by the Secretary for the above named entity has been received in this office and has been found to conform to the applicable provisions of law.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the secretary by law, hereby issues this certificate evidencing filing.

Dated: 01/03/2012

Effective: 01/03/2012

/s/Hope Andrade
Hope Andrade
Secretary of State
Come visit us on the internet at http://www.sos.state.tx.us/
Fax: (512) 463-5709
TID: 10323
Phone:  (512)463-5555
Prepared by:  Rosa Arrellano
Dial: 7-1-1 for Relay Services
Document: 402877310002

Form403
(Revised OS/11)

Submit in duplicate to: Secretary of State
P.O.Box 13697
Austin, TX 78711-3697
512-463-5555
FAX:512/463-5709

Filing  Fee:$15
__________________________________________________________________________________________________________________

Entity Information
This space reserved for office use.
FILED
In the Office of the
Secretary of State of Texas

JAN 0 3 2012
Corporations Section
___________________________________________________________________________________________________________________

DXP ENTERPRISES, INC.
State the name of the entity as currently  shown In the records of the secretary of state.  If the certificate of correction corrects the name of the entity, state the present name and not the name as It will be corrected.

The file number issued to the filing entity by the secretary of state is:  140852300

Filing Instrument to be Corrected

2. The filing instrument to be corrected is :  Certificate of Amendment
The date the filing instrument was filed with the secretary of state:     07/26/2011
                               mm/dd/yyyy

Identification  of Errors and Corrections
(Indicate the errors !hat have been made by checking  the appropriate box or boxes; then  provide the corrected text.)

0 The entity name is inaccurate or erroneously stated. The corrected entity name is:

0 The registered agent name is inaccurate or erroneously stated. The corrected registered agent name is:

_________________________________________________________________________________________________________________
Corrected Registered Agent
(Complete either A or B, but. not both.)

A. The registered agent is an organization (cannot be entity named above) by the name of:

OR

B. The registered agent is an individual resident of the state whose name is:

______________________________________________________________________________________________
First                                                      Middle        Last Name                                                                           Suffix

The person executing this certificate of correction affirms that the registered agent, whose name is being corrected  by this certificate,  consented to serve as registered agent at the time the filing instrument being corrected took effect.

Form403

0 The registered office address is inaccurate or erroneously stated, The corrected registered office address is:

Corrected Registered Office Address

                                                                                                                    TX
Street Address (No P.0. Box)                  City                                   State       Zip Code

0 The purpose of the entity is inaccurate or erroneously stated. The purpose is corrected to read as follows:

0 The period of duration of the entity is inaccurate or erroneously stated. The period of duration is corrected to read as follows:

__________________________________________________________________________________________________________________

Identification of Other Errors and Corrections

(Indicate the other errors and corrections that have been made by checking and completing the appropriate box or boxes.)

(X) Other errors and corrections. The following inaccuracies and errors in the filing instrument are corrected as follows:

0 Add    Each of the following provisions was omitted and should be added to the filing instrument. The identification or reference of each added provision and the full text of the provision is set forth below.

0 Alter               The following identified provisions of the filing instrument contain inaccuracies or errors to be corrected. The full text of each corrected provision is set forth below:

 (X)   Delete  Each of the provisions identified below was included in error and should be deleted.

Form403

FIFTH: The First Sentence of "Article IV·Capital Stock" of the Existing Articles is hereby amended to read in its entirety as follows: "The total number of shares of stock of all classes which the Corporation shall· have authority to issue is 11 0,000,000 of which 100,000,000 shares of the par value of $.01 each shall be designated common stock ("Common Stock") and 10,000,000 shares shall be designated serial preferred stock ("Preferred Stock")."

SIXTH: Section B.I. of "Article IV • Capital Stock" of the Existing Articles is hereby amended to read in its entirety as follows: "1. Authorized Shares. The Preferred Stock may be divided into and issued in one or more series. Of the 10,000,000 authorized shares of Preferred Stock, (i) 1,122 shares have been designated as Series A Preferred Stock with a par value per share of$1.00 (the "Series A Preferred Stock"), (ii) 15,000 shares have been designated as Series B Preferred Stock with a par value per share of$.0001 (the "Series B Preferred Stock,) and (iii) 9,983,878 shares with a par value per share of$.0001 are available for future designation as  provided herein."

0 Defective Execution:

    The filing instrument was defectively or erroneously signed, sealed, acknowledged or verified.  Attached is a correctly signed, sealed, acknowledged or verified insturment.

Statement Regarding Correction

The filing instrument identified in this certificate was an inaccurate record of the event or transaction evidenced in the instrument, contained an inaccurate or erroneous statement, or was defectively or erroneously signed, sealed, acknowledged or verified. This certificate of correction is submitted for the purpose of correcting the filing instrument.

Correction to Merger, Conversion or Exchange

The filing instrument identified in this certificate of correction  is a merger, conversion or other instrument involving multiple entities. The name and file number of each entity that was a party to the transaction is set forth below. (If the space provided Is not sufficient, Include information as an attachment lo this form.)

__________________________________________________________________________________________________________________
Entity name                                                                                                                               SOS file number

__________________________________________________________________________________________________________________
        Entity name                                                                                                                               SOS file number

Effectiveness of Filing

After the secretary of state files the certificate of correction, the filing instrument is considered to have been corrected on the date the filing instrument was originally filed except as to persons adversely affected. As to persons adversely affected by the correction, the filing instrument is considered to have been corrected on the date the certificate of correction is filed by the secretary of state_.

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Form403

Date:

By:  DXP ENTERPRISES, INC.

        /s/Mac McConnell
       Signature of authorized person

       Mac McConnell
       Printed or typed name of authorized person (see Instructions)

Form 403